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                               EQUIPMENT LEASE GUARANTY

LESSOR:        QUAIL AMERICAN CORP.

LEASE NO.      N6FO8B

DATE OF LEASE: 6/20/96

    This Guaranty Agreement made and entered into this 20TH day of JUNE, 1996 by HAROLD DYNE, COLIN DYNE hereinafter referred to collectively as "Guarantor"), in favor of QUAIL AMERICAN CORP. (hereinafter referred to as "Lessor").

    WHEREAS, it is contemplated that Lessor may enter into a lease and/or other related agreements (hereinafter collectively "Lease") with TAG-IT, INC. (hereinafter collectively "Lessee"); and,

    WHEREAS, Guarantor has an interest, financial or otherwise, in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guaranty in entering into the Lease;

    NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, or failure to faithfully perform any of the terms or conditions required of Lessee under the Lease, or in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any time due and unpaid under the Lease, plus costs of collection, including reasonably attorney fees with or without trial, and upon appeal and review.

    The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action or actions may be brought against Guarantor, whether action is brought against Lessee or whether Lessee be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or the enforcement hereof.

    Guarantor authorized Lessor, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms or other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole or in part.

    Guarantor hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against or exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guarantor waives any defense arising by reason of any defense of Lessee, or by reason of the cessation, from any cause whatsoever, of the liability of Lessee under the Lease. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Lessor may apply all proceeds received from Lessee or others to such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty.

    If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors or officers and/or are financially or otherwise interested in Lessee, and, if married, their marital communities are so interested.

    This Guaranty shall not be affected or discharged by the death or the undersigned, but shall bind Guarantor's heirs and personal representatives, and shall inure to the benefit of any successors or assigns of Lessor.

    This instrument constitutes the entire agreement between Lessor and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

 IMPORTANT:  THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS.  DO NOT SIGN IT
  UNTIL YOU HAVE FULLY READ IT.  BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 20TH day of JUNE, 1996.

GUARANTOR:                             GUARANTOR:

/s/ Harold Dyne                        /s/ Colin Dyne
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NAME:  HAROLD DYNE                     NAME:  COLIN DYNE

20523 CLARK ST.                        24800 EARL'S COURT
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Home Address                           Home Address

WOODLAND HILLS,    CA   91367          CALABASAS,     CA   91302
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City             State   Zip           City         State   Zip

/s/                                    /s/
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WITNESS                                WITNESS